SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                 _______________________________


                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



                                                           February 11, 1999
        Date of Report (Date of earliest event reported): (February 10, 1999)


                    RIGHTCHOICE MANAGED CARE, INC.
     (Exact Name of Registrant as Specified in Its Charter)


                              MISSOURI
         (State or Other Jurisdiction of Incorporation)


             1-13248                                  43-1674052
    (Commission File Number)               (I.R.S. Employer Identification No.)


  1831 Chestnut Street, St. Louis, Missouri           63103-2275
  (Address of principal executive offices)            (Zip Code)

                      314-923-4444
      (Registrant's telephone number, including area code)

                      Not Applicable
 (Former  Name or Former Address, if Changed Since Last Report)

Items 1.  Changes in Control of Registrant.

     Not applicable.

Item 2.  Acquisition or Disposition of Assets.

     Not applicable.

Item 3.  Bankruptcy or Receivership.

     Not applicable.

Item 4.  Changes in Registrant's Certifying Account.

     Not applicable.

Item 5.  Other Events.

On February 10, 1999, the Special Master appointed by the Circuit Court of Cole County, Missouri (the "Circuit Court") issued a Report (the "Special Master's Report") wherein the Special Master recommended that the proposed Settlement Agreement (described below) among RightCHOICE Managed Care, Inc. (the "Company"), Blue Cross and Blue Shield of Missouri ("BCBSMo"), the parent company of the Company, the Attorney General of Missouri and the Missouri Department of Insurance "not be approved in its present form." The Special Master recommended that the Circuit Court "withhold a ruling on the Settlement Agreement to give the parties and the amici curiae an opportunity to meet and confer, and engage in a good faith effort to address" concerns that were noted by the Special Master in the Special Master's Report.

While the Special Master stated that "there are many things to commend the Settlement Agreement for the [Circuit] Court's approval," he has "serious concerns" with its terms that prevent him from recommending approval. Among the concerns he identified in the Special Master's Report are:

 (1) Whether the public health foundation (the "Foundation") that would be created if the settlement were implemented would receive full value of the present assets of BCBSMo;

 (2) Whether a contemplated method of divestiture of the RightCHOICE shares to be held by the Foundation -- sale of the shares over time pursuant to a Voting Trust and Divestiture Agreement and Registration Rights Agreement--would yield full value for the shares;

 (3) Whether the proposed provisions for governance of the Foundation are reasonable; and

 (4) Whether the provisions for the purposes of the Foundation are justified.

The parties have 30 days within which to file in the Circuit Court objections to the Special Master's Report, at which time the Settlement Agreement would be before the Circuit Court for a ruling on whether the Settlement Agreement should be approved.

The underlying litigation giving rise to the Settlement Agreement (described below) remains pending in the Supreme Court of Missouri on appeal from prior partial summary judgments in the case. The Supreme Court has stayed the briefing schedule before it and the parties are to report to it on the status of the settlement proceedings in the Circuit Court by February 15, 1999. The Company's Press Release announcing the issuance of the Special Master's Report is attached hereto as Exhibit 99(a).

The following is a summary of the events regarding the litigation related to the Reorganization and Public Offering (as described below), and related matters, that have preceded the Special
Master's Report described above and which gave rise to the Settlement Agreement.

In August 1994, BCBSMo transferred certain assets to the Company in connection with an offering to the public of 20 percent of the common stock of the Company (such events are referred to collectively as the "Reorganization and Public Offering"). Although the Director (the "Director") of the Missouri Department of Insurance (the "DOI") formally approved the Reorganization and Public Offering on April 14, 1994, the Director and the DOI subsequently claimed that the Reorganization and Public Offering violated state laws and that BCBSMo was obligated to transfer all of its assets, including all of its stock of the Company, to the State of Missouri or a charity designated by the State of Missouri. The Director and the DOI threatened to bring legal action, seek a receivership or terminate BCBSMo's insurance license unless BCBSMo gave up its assets.

BCBSMo's extensive efforts to resolve the dispute without litigation were unsuccessful. On May 13, 1996, BCBSMo filed a declaratory judgment action in the Circuit Court against the Director, the DOI and the Missouri Attorney General (the Missouri Attorney General was a necessary party due to his sole authority to enforce nonprofit corporation laws).

On June 13, 1996, the Director and the DOI filed an answer and counterclaims. The answer set forth several affirmative defenses, including alleged fraud and negligent misrepresentation with respect to the application filed by BCBSMo seeking approval of the Reorganization and Public Offering. The counterclaims alleged violations of certain health services corporation and nonprofit corporation statutes. The Director's and the DOI's counterclaims sought, among other things: (i) permanent injunctions against BCBSMo; (ii) imposition of a trust on BCBSMo's assets for public benefit purposes; (iii) return of profits from Medigap policies reinsured with a subsidiary; and
(iv) an accounting of all assets transferred by BCBSMo.

On June 20, 1996, the Missouri Attorney General filed an answer and counterclaim alleging that the Reorganization and Public Offering, and the continued operations through the Company and its subsidiaries, exceeded BCBSMo's statutory purposes. The Missouri Attorney General requested a declaration that BCBSMo exceeded its lawful authority and sought such relief as the Circuit Court would determine to be appropriate under the circumstances based on a statute that authorizes judicial dissolution or less drastic alternative relief in the Circuit Court's discretion.

On September 9, 1996 (the "September 9 Order"), the Circuit Court granted BCBSMo's motion for summary judgment against the Director and the DOI, rejected all of the Director's and the DOI's affirmative defenses (including allegations of fraud), issued a permanent injunction against the Director and the DOI and declared that: (i) under Missouri law the Director and the DOI had no authority to demand that BCBSMo make a payment as a result of the Reorganization and Public Offering; (ii) under Missouri law the Director and the DOI had no jurisdiction to take any action, the practical effect of which would be to amend, modify or reverse the Director's April 14, 1994 final administrative approval of the Reorganization and Public Offering; (iii) under Missouri law the Director and the DOI had no jurisdiction to take any administrative action, including but not limited to, revoking, suspending or refusing to renew BCBSMo's Certificate of Authority based in any way on the Reorganization and Public Offering and the consequences thereof or BCBSMo's refusal to make payment as the Director and the DOI had demanded; and (iv) (A) BCBSMo was a mutual benefit type of nonprofit corporation rather than a public benefit type of nonprofit corporation; (B) the Reorganization and Public Offering were authorized under all laws applicable to nonprofit health services corporations; and (C) BCBSMo did not owe the State of Missouri or any person or entity a "toll charge," "charitable asset settlement" or any other payment as a result of the August 1994 Reorganization and Public Offering. On December 30, 1996, the Circuit Court issued orders (the "December 30 Orders") modifying the findings and declarations set forth in (iv) above, on the grounds that it was legally unnecessary to resolve such issues since the Circuit Court had already ruled against the Director and the DOI for other reasons.

The September 9 Order permanently enjoined the Director and the DOI from, among other things, (i) revoking, suspending or refusing to renew BCBSMo's insurance license based in any part upon the Reorganization and Public Offering; (ii) commencing a valuation of BCBSMo's assets and demanding a payment as a result of the Reorganization and Public Offering; (iii) commencing any administrative hearing or making any administrative determination based in any part upon the Reorganization and Public Offering;
(iv) instituting any seizure, receivership, conservatorship or similar action or proceeding against BCBSMo based in any part upon the Reorganization and Public Offering; and (v) taking any other action, however denominated, against BCBSMo based in any part upon the Reorganization and Public Offering. Although the injunctive relief described above remains in place, the Circuit Court's December 30 Orders (described below) clarify that the injunction does not prohibit the Director and the DOI from asserting that the post-Reorganization and Public Offering operations of BCBSMo may violate the health services corporation laws (even though such operations may have been affected by the Reorganization and Public Offering).

On August 28, 1996, the Director and the DOI filed an amended answer asserting a new counterclaim that the Reorganization and Public Offering were not reasonably designed to serve any of BCBSMo's purposes as a health services corporation and sought a declaration that BCBSMo had exceeded or abused the authority conferred upon it by law. Under this counterclaim, the Director and the DOI sought an order to rehabilitate BCBSMo or, in the alternative, injunctive relief.

On October 18, 1996, the Missouri Attorney General filed a motion for leave to file an amended counterclaim against BCBSMo that sought a declaration that BCBSMo was a public benefit corporation, not a mutual benefit corporation, and requested an order that BCBSMo amend its Articles of Incorporation accordingly. The Circuit Court granted the Missouri Attorney General's motion for leave to file the amended counterclaim, which remains pending.

On December 30, 1996, the Circuit Court issued five orders (the December 30 Orders): (i) denying BCBSMo's motion for summary judgment against the Missouri Attorney General; (ii) granting the Missouri Attorney General's motion for partial summary judgment against BCBSMo; (iii) denying BCBSMo's supplemental motion for summary judgment against the Director and the DOI on their amended counterclaim; (iv) granting the Director's and the DOI's motion for summary judgment against BCBSMo on their amended counterclaim; and (v) modifying, in part, the Circuit Court's previous September 9 Order as described above. The December 30 Orders declared that (i) BCBSMo had continued to exceed or abuse its statutorily permissible purposes and the authority conferred on it by law; and (ii) BCBSMo is subject to judicial dissolution proceedings, but that prior to ordering dissolution, the Circuit Court is required to consider whether there are alternatives to dissolution and whether dissolution is in the public interest or is the best way of protecting the interests of its members.

The Circuit Court also (i) certified the December 30 Orders and the September 9 Order, as modified, for immediate appeal; (ii) held in abeyance further proceedings on the Missouri Attorney General's counterclaim pending appeal; and (iii) stayed the legal effect of the order granting the Director and the DOI summary judgment pending the filing of an appeal bond (which BCBSMo promptly filed).

On January 9, 1997, BCBSMo filed a notice of appeal of the December 30 Orders. On January 21, 1997, the Director and the DOI filed a notice of appeal of the September 9 Order, as modified. Oral arguments were heard by the Missouri Court of Appeals on February 24, 1998. On August 4, 1998, the Missouri Court of Appeals entered its opinion affirming the judgments entered December 30, 1996.

On September 20, 1998, the Company and certain of its affiliates entered into various settlement agreements with certain state agencies, including the Missouri Attorney General and the DOI (the "Settlement Agreement"), which, if consummated, would resolve the outstanding litigation and regulatory disputes between the Company and its affiliates and the State of Missouri, including the litigation related to the Reorganization and the Public Offering, and create an independent health care foundation. The terms of the Settlement Agreement are described further under Note 2, "Contingencies - Litigation with DOI and Attorney General - Status of Proposed Settlement Agreements" of
Part I, Financial Information, of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998 (the "Third Quarter 10-Q"), and such description is incorporated by reference in its entirety herein.

On September 22, 1998, the application of BCBSMo in the Missouri Court of Appeals for rehearing and alternatively for transfer of the case to the Supreme Court of Missouri was denied. On October 7, 1998, BCBSMo requested that the Supreme Court of Missouri accept transfer of the case.

On November 4, 1998, the Circuit Court appointed the Special Master for the purpose of, among other things, collecting and analyzing information related to options and alternatives for the disposition of the remaining issues in the litigation described above, including the proposed Settlement Agreement. The appointment of the Special Master is described further in Note 2, "Contingencies - Litigation with DOI and Attorney General - Appointment of Special Master" of the Third Quarter 10-Q, which description is incorporated by reference in its entirety herein.

On November 24, 1998, the Supreme Court of Missouri granted the motion of BCBSMo to accept transfer of the litigation related to the Reorganization and Public Offering (described above (the "November 24 Transfer Order"). As a result of this action, the opinion of the Missouri Court of Appeals dated August 4, 1998 (described above) has been vacated. The Missouri Supreme Court will now decide the appeals as if they were original appeals in that Court. If the Missouri Supreme Court had denied the request for transfer, the opinion of the Missouri Court of Appeals dated August 4, 1998 would have become final without modification and the case would have been remanded to the Circuit Court for further proceedings to determine the remedy for the violation of BCBSMo's statutory purposes that, as described above, the Circuit Court previously found to have occurred.

The Supreme Court of Missouri subsequently stayed briefing
schedule in the proceedings before it in order to permit the proceedings in the circuit court concerning review of the Settlement Agreement to go forward.

The Special Master conducted hearings on December 4, December 16 and December 22, 1998, and on February 4, 1999, at which evidence related to the proposed settlement and other subjects was adduced.

On February 10, 1999, as described above, the Special Master issued the Special Master's Report.

There can be no assurance that the transactions contemplated by the Settlement Agreement will be consummated. The failure to consummate the transactions contemplated by the Settlement Agreement or to otherwise resolve the litigation related to the Reorganization and Public Offering in a manner satisfactory to the Company could have a material adverse effect on the Company and the market for its stock.

Item 6.  Resignations of Registrant's Directors.

     Not applicable.

Item 7.  Financial Statements
      Pro Forma Financial Statements and Exhibits.

     (a) - (b) Not applicable.

     (c)  Exhibits Required by Item 601 of Regulation S-K:

                     99(a)     Press Release of Registrant, dated
               February 10, 1999.

Item 8.  Change in Fiscal Year.

     Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

     Not applicable.
                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  February 11, 1999.

                              RIGHTCHOICE MANAGED CARE, INC.


                                By:  /s/ Sandra A. Van Trease
                                Sandra A. Van Trease
                                Chief Financial Officer, Senior
                                Executive Vice President and
                                Chief Operating Officer

                          EXHIBIT INDEX


Exhibit No.              Description


99(a)               Press Release of RightCHOICE Managed Care,
                    Inc., dated February 10, 1999.